UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  January 7, 2005
                                                  ____________________________


                            GS Financial Corp.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


          Louisiana                     000-22269                  72-1341014
______________________________________________________________________________
(State or other jurisdiction     (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



3798 Veterans Memorial Blvd, Metairie, Louisiana                    70002
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code  (504) 457-6220
                                                    __________________________


                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

     On January 7, 2005, GS Financial Corp. (the "Company") and its wholly owned subsidiary, Guaranty Savings and Homestead Association (the "Association"), entered into an Early Retirement and Consulting Agreement (the "Agreement") pursuant to which Donald C. Scott retired from his positions as President and Chief Executive Officer of the Company and the Association effective as of January 7, 2005. Mr. Donald Scott will continue to serve as Chairman of the Board of the Company and the Association through the Company's 2005 Annual Meeting of Shareholders and will continue as a director of the Company and the Association for the remainder of his current term as a director in the class of 2007. Mr. Scott also has agreed to provide certain consulting services for a period of three years. The Agreement is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.

Item 1.02 Termination of Material Definitive Agreement
          --------------------------------------------

     By the terms of the Agreement, Mr. Donald Scott's employment agreement with both the Company and the Association, dated as of February 13, 1997, was terminated.

     The terms of Mr. Donald Scott's employment agreement are incorporated herein by reference from the Company's Registration Statement on Form SB-2 (Registration number 333-18841) filed by the Company with the SEC on December 26, 1996, as subsequently amended, which can be found on the website of the SEC at www.sec.gov.

Item 5.02 Departure of Directors or Principal Officers; Election
          of Directors; Appointment of Principal Officers
          ------------------------------------------------------

     As of January 7, 2005, Donald C. Scott retired from his positions as President and Chief Executive Officer of the Company and the Association. A copy of the press release announcing Mr. Donald Scott's retirement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:


          Exhibit No.    Description
          ----------     -----------
            10.1         Early Retirement and Consulting Agreement
                         by and among GS Financial Corp., Guaranty
                         Savings and Homestead Association and
                         Donald C. Scott
            99.1         Press Release, dated January 7, 2005



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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GS FINANCIAL CORP.


                              By:  /s/ Bruce A. Scott
                                   ---------------------------
                                   Bruce A. Scott
                                   Executive Vice President

Date: January 7, 2005





























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